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                                                                    EXHIBIT 23.2


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-59210, 333-71596 and 333-118113) and on Form
S-3 (Nos. 333-46055, 33-38869, 333-45377, 333-56873, 333-62156, 333-69294,
333-82212, 333-121502 and 333-121504) of Vector Group Ltd. of our report dated February 7, 2005 relating to the financial statements of Koa Investors, LLC as of and for the year ended December 31, 2004 which appears in this Form
10-K/A Amendment No. 1.




/s/ Weiser LLP
New York, New York
March 31, 2005